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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  SEPTEMBER 2, 1997

                             COMPUTER PRODUCTS, INC.

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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Florida             0-4466                  59-1205269

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(STATE OR OTHER JURISD-        (COMMISSION            (IRS EMPLOYER
ICTION OF INCORPORATION)        FILE NUMBER)          IDENTIFICATION NO.)

7900 Glades Road, Suite 500, Boca Raton, Florida               33434-4105
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

Registrant's telephone number, including area code (561) 451-1000

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                                       N/A

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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.      OTHER EVENTS.

On September 2, 1997, Computer Products, Inc., a Florida corporation ("CPI"), and CPI Acquisition Corp, a Minnesota corporation and a wholly-owned subsidiary of CPI ("CPI Sub"), entered into an Agreement and Plan of Merger dated as of September 2, 1997 (the "Merger Agreement") with Zytec Corporation, a Minnesota corporation ("Zytec"). The Merger Agreement provides for the merger of CPI Sub with and into Zytec, with Zytec surviving as a wholly-owned subsidiary of CPI (the "Merger").

Pursuant to the Merger Agreement, each share of Zytec's common stock, without par value, outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (other than shares owned directly or indirectly by CPI or Zytec, which shares will be cancelled) will be converted into 1.33 shares of CPI's common stock, $0.01 par value. Each holder of a certificate representing, prior to the Effective Time, shares of Zytec common stock will cease to have any rights with respect thereto after the Merger, except the right to receive (i) certificate(s) representing the shares of CPI common stock into which such Zytec common shares have been converted, and (ii) any cash, without interest, to be paid in lieu of any fractional share of CPI common stock.

Prior to its execution, the Merger Agreement was unanimously approved by the respective Boards of Directors of CPI and Zytec. Fairness opinions were delivered by BT Alex.Brown Incorporated and Needham & Company, Inc. to the Boards of Directors of CPI and Zytec, respectively. The consummation of the Merger is subject, among other things, to the approval of the issuance of CPI common stock in connection with the Merger by the shareholders of CPI, the approval of the Merger Agreement by the stockholders of Zytec and to certain regulatory clearances.

Additional information concerning the Merger Agreement and the Merger will be included in the Registration Statement on Form S-4 (including the prospectus and joint proxy statement of CPI and Zytec comprising parts thereof) to be filed with the Securities and Exchange Commission.

A copy of the joint press release issued by CPI and Zytec on September 3, 1997 with respect to the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits.

Exhibit No.                   Description
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99.1              Joint press release issued by CPI and Zytec on September 3,
                  1997.



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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPUTER PRODUCTS, INC.
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                                             (Registrant)

Dated: September 5, 1997

                                          By:    /s/ Richard J.Thompson
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                                                Richard J.Thompson,
                                                Vice President-Finance and
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit  No.             Description
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99.1     Joint press release issued by CPI and Zytec on  September  3, 1997.